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[CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]

                                                                 EXHIBIT 10.9(a)

                              SECOND AMENDMENT TO
                      MANUFACTURING AND SUPPLY AGREEMENT

This Second Amendment to Manufacturing and Supply Agreement (the "Amendment") is made and entered into as of February 26, 1998, by and among DIAMOND ANIMAL HEALTH, INC. ("Diamond"), an Iowa corporation and BAYER CORPORATION ("Bayer") (formerly known as Miles, Inc.), an Indiana corporation.

                                  WITNESSETH
                                  ----------

WHEREAS, Diamond, Agrion Corporation ("Agrion"), Diamond Scientific Co. ("Diamond Scientific"), and Bayer (then known as Miles Inc.) entered into a Manufacturing and Supply Agreement, as amended (the "Agreement") dated as of December 31, 1993 in connection with a certain Stock Purchase Agreement dated as of December 31, 1993 by and between Bayer and Diamond, whereby Bayer sold to Diamond one hundred percent (100%) of the issued and outstanding stock of Agrion; and

WHEREAS, Agrion and Diamond Scientific were merged into and with Diamond which is the surviving corporation; and

WHEREAS, by that certain Manufacturing and Supply Agreement Amendment and Extension dated as of September 1, 1995, the parties agreed to extend the term of the Agreement to June 30, 1999 and to amend the Agreement on the terms and conditions stated therein, and

WHEREAS, in connection with the execution of the Agreement, Bayer and Diamond entered into that certain Non-Bovine Technology Agreement dated as of December 31, 1993, as subsequently amended (the "Non-Bovine Technology Agreement") and

WHEREAS, by the terms of the Non-Bovine Technology Agreement, Diamond agreed to
manufacture certain products for Bayer, including a [           ] Vaccine,
Modified Live Virus ([             ])(the "[           ] Vaccine,
Modified Live Virus"); and
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WHEREAS, Bayer has or intends to enter into a Supply Agreement with [
          ] the "[             ] Supply Agreement") whereby (i) Bayer will sell
to [            ] the [                        ] Vaccine, Modified Live Virus
for use by [              ] as a monovalent vaccine or in combination with its
[            ] Vaccine, [                ] (the "[             ] Component")
to manufacture a combination vaccine comprised the [                          ]
Vaccine, Modified Live Virus and the [           ] Component (the "Vaccine") and
(ii) [          ] will sell the [           ] Component to Bayer for use by
Bayer to manufacture the Vaccine; and


WHEREAS, Bayer and Diamond have agreed to extend the term of the Agreement and to amend the Agreement on the terms and conditions of this Second Amendment.

NOW, THERFORE, in consideration of the premises and covenants contained herein, the parties agree to amend the Agreement as follows:

1.   ANNUAL PURCHASE COMMITMENT.
     --------------------------

     Diamond agrees that all purchases of the [ ] Vaccine, Modified Live Virus by Bayer, whether for Bayer's own use or for sale to [ ] pursuant to the
     [        ] Supply Agreement, will be applied toward Bayer's minimum annual aggregate purchase commitment set forth in the Agreement.

2.   TERM AND TERMINATION.
     --------------------

     Section 7.1 of the Agreement is amended by adding the following at the end thereof:

        If (i) the term of the Agreement is not renewed and will expire by its terms on June 30, 1999, or at any time thereafter through and including
        June 30, 2001 and (ii) the [               ] Supply Agreement

                                       2
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        is then still in force and effect, Diamond and Bayer agree that the term of the agreement shall nevertheless automatically renew solely with
        respect to the manufacture and sale by Diamond of the [         ]
        Vaccine, Modified Live Virus and the Vaccine to Bayer, whether for
        purposes of this Agreement or the [          ] Supply Agreement, through
        December 31, 2001, and shall automatically renew thereafter with
        respect to the [             ] Vaccine, Modified Live Virus and the
        Vaccine on an annual basis unless either Bayer or Diamond gives the other six (6) months prior written notice that it does not wish to renew this agreement.

3.   NEW PRODUCT.
     -----------

     Diamond and Bayer agree that the Vaccine shall be deemed a "New Product" under the terms of the Agreement and Diamond shall manufacture the Vaccine for Bayer pursuant to the terms of the Agreement.

4.   REGULATORY MATTERS.
     ------------------

     Section 9.4 of the Agreement is amended by adding a ";" at the end of subsection "(i)" and by adding the following at the end of Section 9.4:


     (j) Diamond shall provide all reasonable assistance to Bayer and also to
         [             ] upon Bayer's request, to obtain any non-USA
         registrations, marketing authorizations or import permits for the
         [            ] Vaccine, Modified Live Virus or the Vaccine as may be
         requested by Bayer, all at Bayer's expense.

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5.   DEFINED TERMS.
     -------------

     All capitalized terms not otherwise defined in this Amendment shall have the same meaning given to them in the Agreement.

6.   BINDING EFFECT.
     --------------

     This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and (in case of Diamond permitted) assigns.

7.   CONFLICT OF TERMS.
     -----------------

     Except as specifically set forth herein, the terms of the Agreement are unchanged and in full force and effect. In the event of any conflict between terms of this Amendment and the terms of the Agreement (as previously amended), the letter agreement dated August 18, 1995 between the parties or the letter agreement dated August 18, 1995 between the parties or the letter agreement dated September 7, 1995 between the parties, the terms of this Amendment shall govern.

IN WITNESS WHEREOF, the parties have caused this Amendment to be entered into by their duly authorized representatives, to be effective as of the date first above written.



BAYER CORPORATION                            DIAMOND ANIMAL HEALTH, INC.
AGRICULTURE DIVISION

BY:  /s/ Gary R. Zimmerman                   BY:  /s/ Louis VanDaele
   ---------------------------                  ------------------------

NAME: Gary R. Zimmerman                      NAME:  Louis VanDaele
     -------------------------                    ----------------------

TITLE:  V.P. New Business Dev.               TITLE:  President
      ------------------------                     ---------------------
                  9-26-98                                    3-4-98


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